Quarterly Holdings Report
for
Fidelity® MSCI Materials Index ETF
October 31, 2024
T08-NPRT1-1224
1.9584817.110

Schedule of Investments October 31, 2024 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.7%
	Shares	Value
CHEMICALS – 56.5%
Commodity Chemicals – 5.7%
AdvanSix, Inc.	10,366	$294,083
Cabot Corp.	21,251	2,291,495
Dow, Inc.	270,437	13,354,179
Hawkins, Inc.	7,682	821,206
Koppers Holdings, Inc.	8,078	274,733
Kronos Worldwide, Inc.	8,894	102,637
LyondellBasell Industries NV Class A	100,182	8,700,807
Mativ Holdings, Inc.	20,768	320,866
Olin Corp.	45,927	1,884,385
Orion SA	22,501	337,290
PureCycle Technologies, Inc. (a)	44,080	573,921
Tronox Holdings PLC	45,611	552,805
Westlake Corp.	14,833	1,957,066
		31,465,473
Diversified Chemicals – 0.5%
Chemours Co.	57,369	1,041,821
Huntsman Corp.	63,322	1,393,084
LSB Industries, Inc. (a)	19,433	159,351
		2,594,256
Fertilizers & Agricultural Chemicals – 5.5%
CF Industries Holdings, Inc.	70,294	5,780,275
Corteva, Inc.	268,042	16,329,119
FMC Corp.	48,002	3,119,650
Mosaic Co.	123,600	3,307,536
Scotts Miracle-Gro Co.	16,414	1,427,690
		29,964,270
Industrial Gases – 20.2%
Air Products & Chemicals, Inc.	85,494	26,548,452
Linde PLC	184,873	84,329,819
		110,878,271
Specialty Chemicals – 24.6%
Albemarle Corp.	45,198	4,281,607
Arcadium Lithium PLC (a)	413,502	2,228,776
Ashland, Inc.	18,307	1,548,223
Aspen Aerogels, Inc. (a)	24,943	444,983
Avient Corp.	35,091	1,635,592
Axalta Coating Systems Ltd. (a)	84,855	3,217,702
Balchem Corp.	12,469	2,086,438
Celanese Corp.	42,004	5,291,244
DuPont de Nemours, Inc.	160,794	13,344,294
Eastman Chemical Co.	45,227	4,752,905
Ecolab, Inc.	98,841	24,288,199
Ecovyst, Inc. (a)	42,828	285,234
Element Solutions, Inc.	88,438	2,396,670
Ginkgo Bioworks Holdings, Inc. (a)	11,068	84,338
HB Fuller Co.	20,963	1,534,072
Ingevity Corp. (a)	13,346	557,729
Innospec, Inc.	9,607	1,035,442
International Flavors & Fragrances, Inc.	98,202	9,764,225

		Shares	Value

Minerals Technologies, Inc.		12,402	$933,747
NewMarket Corp.		2,767	1,452,592
Perimeter Solutions SA (a)		53,078	704,876
PPG Industries, Inc.		90,184	11,228,810
Quaker Chemical Corp.		5,522	837,025
RPM International, Inc.		49,519	6,294,360
Sensient Technologies Corp.		13,879	1,047,587
Sherwin-Williams Co.		92,633	33,233,941
Stepan Co.		8,660	626,464
			135,137,075
TOTAL CHEMICALS	310,039,345
CONSTRUCTION MATERIALS – 11.2%
Construction Materials – 11.2%
CRH PLC		264,240	25,216,423
Eagle Materials, Inc.		13,021	3,716,975
Knife River Corp. (a)		20,682	2,012,772
Martin Marietta Materials, Inc.		23,705	14,041,420
Summit Materials, Inc. Class A (a)		47,236	2,239,459
U.S. Lime & Minerals, Inc.		4,432	499,841
Vulcan Materials Co.		50,862	13,932,627
TOTAL CONSTRUCTION MATERIALS	61,659,517
CONTAINERS & PACKAGING – 12.4%
Metal, Glass & Plastic Containers – 4.1%
AptarGroup, Inc.		25,484	4,279,018
Ball Corp.		119,364	7,072,317
Berry Global Group, Inc.		43,996	3,099,518
Crown Holdings, Inc.		46,440	4,344,462
Greif, Inc. Class A		9,483	592,118
Greif, Inc. Class B		1,647	110,234
Myers Industries, Inc.		12,163	143,280
O-I Glass, Inc. (a)		59,887	665,345
Silgan Holdings, Inc.		32,851	1,699,711
TriMas Corp.		14,942	401,193
			22,407,196
Paper & Plastic Packaging Products & Materials – 8.3%
Amcor PLC		555,846	6,186,566
Avery Dennison Corp.		30,979	6,413,582
Graphic Packaging Holding Co.		118,178	3,339,710
International Paper Co.		126,897	7,047,859
Packaging Corp. of America		34,534	7,906,214
Pactiv Evergreen, Inc.		17,328	196,500
Ranpak Holdings Corp. (a)		17,588	106,935
Sealed Air Corp.		54,592	1,975,139
Smurfit WestRock PLC		199,720	10,285,580
Sonoco Products Co.		37,787	1,984,573
			45,442,658
TOTAL CONTAINERS & PACKAGING	67,849,854

Quarterly Report	2

Common Stocks – continued
	Shares	Value
METALS & MINING – 18.9%
Aluminum – 0.8%
Alcoa Corp.	90,814	$3,640,733
Century Aluminum Co. (a)	21,593	381,117
Kaiser Aluminum Corp.	6,144	456,253
		4,478,103
Copper – 4.6%
Freeport-McMoRan, Inc.	552,442	24,870,939
Diversified Metals & Mining – 0.4%
Compass Minerals International, Inc.	13,633	167,822
Ivanhoe Electric, Inc. (a)	27,505	279,176
Materion Corp.	7,987	811,719
MP Materials Corp. (a)	47,773	859,436
		2,118,153
Gold – 4.5%
Coeur Mining, Inc. (a)	153,858	990,845
Newmont Corp.	443,472	20,151,368
Royal Gold, Inc.	25,280	3,692,397
		24,834,610
Silver – 0.3%
Gatos Silver, Inc. (a)	16,112	298,877
Hecla Mining Co.	228,814	1,485,003
		1,783,880
Steel – 8.3%
Alpha Metallurgical Resources, Inc.	4,262	887,775
Arch Resources, Inc.	6,631	973,166
ATI, Inc. (a)	47,857	2,522,542
Carpenter Technology Corp.	18,121	2,709,089
Cleveland-Cliffs, Inc. (a)	182,857	2,373,484
Commercial Metals Co.	44,202	2,378,068
Haynes International, Inc.	4,873	294,134
Metallus, Inc. (a)	15,068	212,308
Nucor Corp.	92,207	13,078,641
Olympic Steel, Inc.	3,853	138,246
Radius Recycling, Inc.	10,245	165,866
Ramaco Resources, Inc. Class A	11,085	112,513
Reliance, Inc.	22,085	6,323,819
Ryerson Holding Corp.	11,885	258,974
Steel Dynamics, Inc.	57,408	7,491,744

		Shares	Value

SunCoke Energy, Inc.		32,632	$336,436
U.S. Steel Corp.		86,472	3,359,437
Warrior Met Coal, Inc.		20,114	1,269,797
Worthington Steel, Inc.		12,354	472,417
			45,358,456
TOTAL METALS & MINING	103,444,141
PAPER & FOREST PRODUCTS – 0.7%
Forest Products – 0.4%
Louisiana-Pacific Corp.		24,807	2,453,412
Paper Products – 0.3%
Clearwater Paper Corp. (a)		6,485	163,357
Mercer International, Inc.		15,493	101,015
Sylvamo Corp.		13,445	1,143,094
			1,407,466
TOTAL PAPER & FOREST PRODUCTS	3,860,878
TOTAL COMMON STOCKS (Cost $492,831,978)			546,853,735
Money Market Fund – 0.2%

State Street Institutional Treasury Plus Money Market Fund, Trust Class, 4.76% (b) (Cost $1,389,000)		1,389,000	1,389,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $494,220,978)	548,242,735
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	409,563
NET ASSETS – 100.0%	$548,652,298

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $90,000 of cash collateral to cover margin requirements for futures contracts.
Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
CME E-mini Materials Select Sector Index Contracts (United States)	16	December 2024	1,593,760	$ 4,039	$ 4,039
CME E-mini Russell 2000 Index Contracts (United States)	1	December 2024	110,430	2,748	2,748
Total Equity Index Contracts					$6,787
The notional amount of futures purchased as a percentage of Net Assets is 0.3%
3	Quarterly Report

Schedule of Investments (Unaudited)–continued
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
Quarterly Report	4

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.
5	Quarterly Report

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